Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Net Sales:
Aerospace & Electronics	$171,973	$161,059	$677,663	$577,164
Engineered Materials	45,037	44,975	220,071	212,280
Merchandising Systems	86,204	76,143	373,907	298,040
Fluid Handling	297,475	261,719	1,154,135	1,019,937
Controls	30,929	30,110	120,091	110,404

Total Net Sales	$631,618	$574,006	$2,545,867	$2,217,825

Operating Profit (Loss):
Aerospace & Electronics	$38,785	$33,156	$145,624	$109,228
Engineered Materials	4,562	3,466	29,754	30,143
Merchandising Systems	7,705	(2,611)	30,337	16,729
Fluid Handling	38,804	29,252	152,066	122,590
Controls	3,211	2,943	14,658	5,843
Corporate	(13,748)	(12,507)	(58,201)	(49,371)
Asbestos Provision	(241,647)	—	(241,647)	—
Environmental Provision	(30,327)	—	(30,327)	—

Total Operating Profit (Loss)	(192,655)	53,699	42,264	235,162

Interest Income	514	424	1,635	1,184
Interest Expense	(6,730)	(6,720)	(26,255)	(26,841)
Miscellaneous- Net	(452)	527	2,810 *	1,424

Income (Loss) Before Income Taxes	(199,323)	47,930	20,454	210,929
Provision (Benefit) for Income Taxes	(74,518)	8,690	(6,062)	56,739

Net income (loss) before allocations to noncontrolling interests	(124,805)	39,240	26,516	154,190
Less: Noncontrolling interest in subsidiaries’ earnings (losses)	324	(148)	201	20

Net income (loss) attributable to common shareholders	$(125,129)	$39,388	$26,315	$154,170

Share Data:
Earnings (Loss) per Diluted Share	$(2.16)	$0.66	$0.44	$2.59

Average Diluted Shares Outstanding	57,903	59,317	59,204	59,562
Average Basic Shares Outstanding	57,903	58,275	58,120	58,601

Supplemental Data:
Cost of Sales	$425,765	$385,381	$1,683,093	$1,472,602
Asbestos Provision	241,647	—	241,647	—
Environmental Provision	30,327	—	30,327	—
Selling, General & Administrative	126,534	134,926	548,536	510,061
Depreciation and Amortization **	15,735	15,245	62,943	59,841
Stock-Based Compensation Expense	3,840	3,676	14,972	13,326

*	Primarily related to the sale of a building and the divestiture of a small product line in the three months ended March 31, 2011.
**	Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.

Condensed Balance Sheets

(in thousands)

	December 31, 2011	December 31, 2010
ASSETS
Current Assets
Cash and Cash Equivalents	$245,089	$272,941
Accounts Receivable, net	349,250	301,918
Current Insurance Receivable - Asbestos	16,345	33,000
Inventories, net	360,689	319,077
Other Current Assets	60,859	61,725

Total Current Assets	1,032,232	988,661

Property, Plant and Equipment, net	284,146	280,746
Long-Term Insurance Receivable - Asbestos	208,952	180,689
Other Assets	497,377	446,316
Goodwill	820,824	810,285

Total Assets	$2,843,531	$2,706,697

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$1,112	$984
Accounts Payable	194,158	157,051
Current Asbestos Liability	100,943	100,000
Accrued Liabilities	226,717	229,462
Income Taxes	10,165	11,057

Total Current Liabilities	533,095	498,554

Long-Term Debt	398,914	398,736
Long-Term Deferred Tax Liability	41,668	48,852
Long-Term Asbestos Liability	792,701	619,666
Other Liabilities	255,097	147,859

Total Equity	822,056	993,030

Total Liabilities and Equity	$2,843,531	$2,706,697

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Operating Activities:
Net income (loss) attributable to common shareholders	$(125,129)	$39,388	$26,315	$154,170
Noncontrolling interest in subsidiaries’ earnings (losses)	324	(148)	201	20

Net income (loss) before allocations to noncontrolling interests	(124,805)	39,240	26,516	154,190
Asbestos provision, net	241,647	—	241,647	—
Environmental provision, net	30,327	—	30,327	—
Gain on divestiture	—	—	(4,258)	(1,015)
Depreciation and amortization	15,735	15,245	62,943	59,841
Stock-based compensation expense	3,840	3,676	14,972	13,326
Defined benefit plans and postretirement expense	1,959	5,485	7,362	14,712
Deferred income taxes	(66,574)	540	(44,835)	31,453
Cash provided by (used for) operating working capital	34,957	48,105	(41,955)	(8,262)
Defined benefit plans and postretirement contributions	(31,059)*	(3,220)	(48,113)*	(43,226)**
Environmental payments, net of reimbursements	(799)	(158)	(9,534)	(11,063)
Other	(366)	(11,601)	(5,983)	(9,689)

Subtotal	104,862	97,312	229,089	200,267
Asbestos related payments, net of insurance recoveries	(20,044)	(23,079)	(79,277)	(66,731)

Total provided by operating activities	84,818	74,233	149,812	133,536

Investing Activities:
Capital expenditures	(7,034)	(7,444)	(34,737)	(21,033)
Proceeds from disposition of capital assets	73	190	4,793	375
Payment for acquisition, net of cash acquired	(996)	(89,294)	(36,590)	(140,461)
Proceeds from divestiture	—	—	1,000	4,615

Total used for investing activities	(7,957)	(96,548)	(65,534)	(156,504)

Financing Activities:
Dividends paid	(15,035)	(13,360)	(56,992)	(50,371)
Reacquisition of shares on open market	(30,000)	(19,999)	(79,999)	(49,988)
Stock options exercised - net of shares reacquired	3,295	6,024	23,232	22,375
Excess tax benefit from stock-based compensation	391	1,470	6,097	3,290
Change in short-term debt	333	(440)	(1,003)	(2,739)

Total used for financing activities	(41,016)	(26,305)	(108,665)	(77,433)

Effect of exchange rate on cash and cash equivalents	(1,939)	5,997	(3,465)	628

Increase (decrease) in cash and cash equivalents	33,906	(42,623)	(27,852)	(99,773)
Cash and cash equivalents at beginning of period	211,183	315,564	272,941	372,714

Cash and cash equivalents at end of period	$245,089	$272,941	$245,089	$272,941

*	Includes a $30 million discretionary pension contribution.
**	Includes a $25 million discretionary pension contribution.

CRANE CO.

Order Backlog

(in thousands)

	December 31,		September 30,		June 30,	March 31,	December 31,
	2011		2011		2011	2011	2010
Aerospace & Electronics	$410,794		$409,284		$431,799	$454,559	$431,467
Engineered Materials	11,110		9,879		13,087	13,826	11,831
Merchandising Systems	15,212		20,929		26,898	25,008	30,170
Fluid Handling	313,715	*	328,757	*	323,045	305,255	271,825
Controls	27,120		32,145		30,323	24,015	22,354

Total Backlog	$777,951		$800,994		$825,152	$822,663	$767,647

*	Includes Order Backlog of $7.1 million at December 31, 2011 and $5.4 million at September 30, 2011 pertaining to the 2011 acquisition of WTA.

CRANE CO.

Non-GAAP Financial Measures

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,		Percent Change December 31, 2011	Percent Change December 31, 2011
	2011	2010	2011	2010	Three Months	Twelve Months
INCOME ITEMS
Net Sales	$631,618	$574,006	$2,545,867	$2,217,825	10.0%	14.8%

Operating Profit (Loss)	(192,655)	53,699	42,264	235,162	-458.8%	-82.0%
Percentage of Sales	-30.5%	9.4%	1.7%	10.6%

Special Items impacting Operating Profit (Loss):
Asbestos Provision - Pre-Tax (a)	241,647	—	241,647	—

Environmental Provision - Pre-Tax (b)	30,327	—	30,327	—

Restructuring Charges - Pre-Tax (c)	—	7,841	—	6,676

Non-deductible Acquisition Transaction Costs (d)	—	1,276	—	1,276

Operating Profit before Special Items	$79,319	$62,816	$314,238	$243,114	26.3%	29.3%

Percentage of Sales	12.6%	10.9%	12.3%	11.0%

Net Income (Loss) Attributable to Common Shareholders	$(125,129)	$39,388	$26,315	$154,170
Per Share	$(2.16)	$0.66	$0.44	$2.59	-425.4%	-82.8%

Special Items impacting Net Income (Loss) Attributable to Common Shareholders:
Asbestos Provision - Net of Tax (a)	157,071		157,071
Per Share	$2.71		$2.65

Environmental Provision - Net of Tax (b)	19,713		19,713
Per Share	$0.34		$0.33

Restructuring Charges - Net of Tax (c)		5,293		4,470
Per Share		$0.09		$0.08

Non-deductible Acquisition Transaction Costs (d)		1,276		1,276
Per Share		$0.02		$0.02

Reversal of Tax Provision on Undistributed Foreign Earnings (e)		($5,625)		($5,625)
Per Share		$(0.09)		$(0.09)

Net Income Attributable To Common Shareholders Before Special Items	$51,654	$40,332	$203,098	$154,291	28.1%	31.6%

Per Basic Share	$0.89	$0.69	$3.49	$2.63
Per Diluted Share	$0.88	$0.68	$3.43	$2.59	29.2%	32.4%

In the three months ended December 31, 2011, Average Shares Outstanding excluding the effect of diluted stock options were used to compute the per share amounts since this period was in a loss position. Had Net Income Attributable To Common Shareholders been reported for this period, Average Shares Outstanding would have included the effect of diluted stock options when computing per share amounts (see chart below).

Average Basic Shares Outstanding	57,903
Effect of Diluted Stock Options	915

Average Shares Outstanding including the effect of Stock Options	58,818

When considering the effect of dilutive stock options on shares outstanding, Net Income Attributable To Common Shareholders Before Special Items is $0.88 per share for the three months ended December 31, 2011.

(a)	During the three months ended December 31, 2011, the Company recorded an Asbestos Provision.
(b)	During the three months ended December 31, 2011, the Company recorded a charge related to an increase in the Company’s expected liability at its Goodyear, AZ Superfund Site.
(c)	Amounts represent restructuring charges in connection with the Restructuring Program.
(d)	During the three months ended December 31, 2010, the Company recorded non-deductible transaction costs associated with the acquisition of Money Controls.
(e)	During the three months ended December 31, 2010, the Company recorded a tax benefit caused by the reinvestment of non-U.S. earnings associated with the acquisition of Money Controls.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
CASH FLOW ITEMS
Cash Provided by Operating Activities before Asbestos - Related Payments	$104,862 *	$97,312	$229,089 *	$200,267 **
Asbestos Related Payments, Net of Insurance Recoveries	(20,044)	(23,079)	(79,277)	(66,731)

Cash Provided by Operating Activities	84,818	74,233	149,812	133,536
Less: Capital Expenditures	(7,034)	(7,444)	(34,737)	(21,033)

Free Cash Flow	$77,784	$66,789	$115,075	$112,503

*	Includes a $30 million discretionary pension contribution.
**	Includes a $25 million discretionary pension contribution.

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company’s long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in the context of the definitions of the elements of such measures we provide and in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.